UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Consolidated Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ConsolidatedGraphics

July 5, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, August 3, 2006, at 5:00 p.m., Central Daylight Time. For those of you who cannot be present at this Annual Meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board of Directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. The Company’s Annual Report to Shareholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding the financial results of the Company for the fiscal year ended March 31, 2006.

It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please sign, date and mail promptly the enclosed proxy card in the envelope provided.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

/s/ Joe R. Davis
Joe R. Davis
Chairman of the Board and
Chief Executive Officer

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057
(713) 787-0977

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT	1
INTRODUCTION	1
ACTION TO BE TAKEN UNDER PROXY	1
RECORD DATE AND VOTING SECURITIES	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	3
ELECTION OF CLASS I DIRECTORS	3
BOARD OF DIRECTORS COMMITTEES AND MEETINGS	4
AUDIT COMMITTEE REPORT	7
EXECUTIVE OFFICERS	8
EXECUTIVE COMPENSATION	8
INCENTIVE PLAN	10
AGREEMENTS WITH EXECUTIVE OFFICERS	10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	11
DIRECTOR COMPENSATION	11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	11
REPORT OF COMPENSATION COMMITTEE	12
STOCK PRICE PERFORMANCE GRAPH	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
SHAREHOLDER PROPOSALS	15
BUSINESS TO BE TRANSACTED	15
HOUSEHOLDING MATTERS	16
OTHER INFORMATION	16

VOTING THE PROXY CARD

Please complete, sign, date and return the accompanying proxy card promptly in the enclosed addressed envelope. Postage need not be affixed to the envelope if mailed in the United States.

The immediate return of your proxy card will be of great assistance in preparing for the Annual Meeting and is therefore urgently requested, even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and make arrangements to vote in person, your proxy card will not be used.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

The Annual Meeting will be held at 5:00 p.m., Central Daylight Time, on Thursday, August 3, 2006, at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024. Signs will direct you to the conference room where the Annual Meeting will be held.

If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker’s proxy and bring it to the Annual Meeting in order to vote.

ConsolidatedGraphics

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057
____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Thursday, August 3, 2006
5:00 p.m. Central Daylight Time

To the Shareholders:

The 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Consolidated Graphics, Inc. (the “Company”) will be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, August 3, 2006, at 5:00 p.m., Central Daylight Time, for the following purposes:

1.                                       To elect two Class I directors to serve on the Company’s Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal.

2.                                       To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Only shareholders of record as of the close of business on June 15, 2006, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. A list of such shareholders shall be open to the examination of any shareholder of record during normal business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 5858 Westheimer, Suite 200, Houston, Texas 77057, and shall also be open to examination at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

/s/ G. Christopher Colville

G. Christopher Colville
Secretary

Houston, Texas
July 5, 2006

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. RETURNING THE PROXY CARD WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

ConsolidatedGraphics

Consolidated Graphics, Inc.
5858 Westheimer, Suite 200
Houston, Texas 77057
____________________

PROXY STATEMENT
____________________

INTRODUCTION

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Consolidated Graphics, Inc., a Texas corporation (the “Company”), for use only at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, August 3, 2006, at 5:00 p.m., Central Daylight Time, and at any adjournment(s) or postponement(s) thereof. The approximate date on which this Proxy Statement and accompanying proxy will first be given or sent to shareholders is July 5, 2006.

Each proxy executed and returned by a shareholder may be revoked at any time before it is voted at the Annual Meeting by filing a written instrument revoking it with the Secretary at the Company’s executive offices, by execution and return of a later-dated proxy, or by appearing at the Annual Meeting and making arrangements to vote in person. The executive offices of the Company are located at 5858 Westheimer, Suite 200, Houston, Texas 77057.

ACTION TO BE TAKEN UNDER PROXY

Proxies in the accompanying form will be voted in accordance with the specifications made thereon and, where no specifications are given, such proxies will be voted FOR the election of the two nominees named herein to serve as Class I directors and if one or more of such nominees should become unavailable for election for any reason, then FOR the election of any substitute nominee(s) that the Board of the Company may propose.

Management of the Company did not receive any shareholder proposals for inclusion in this Proxy Statement by the date prescribed therefor and is not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

RECORD DATE AND VOTING SECURITIES

The Board has fixed the close of business on June 15, 2006, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. The issued and outstanding shares of Common Stock of the Company as of the close of business on June 15, 2006, consisted of 13,731,148 shares, each of which is entitled to one vote on each matter to be voted on at the Annual Meeting. Under the Company’s Second Amended and Restated By-laws (the “By-laws”) and in accordance with the Texas Business Corporation Act, the holders of a majority of the total issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote thereat, will constitute a quorum for the transaction of business at the Annual Meeting. The persons whom we appoint to act as inspectors of election will determine whether a quorum exists.

If a quorum is not present at the Annual Meeting, it may be adjourned or postponed until such time and place as is determined by a vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting to permit further solicitation of proxies by the Company. Proxies given pursuant to this current solicitation and not subsequently revoked will be voted at any later continuance of the Annual Meeting in the manner set forth above.

The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote thereat, at a meeting at which a quorum is present is required for the election of directors. Shares that are entitled to be voted by a shareholder who is present, in person or by proxy, at the Annual Meeting but who abstains from voting or withholds a vote (collectively, “abstentions”), will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the results of voting on the election of directors at the Annual Meeting, abstentions will have the same effect as a vote against the nominated directors, because the election of directors requires an affirmative vote of a majority of the shares of Common Stock, as stated above. “Broker nonvotes” are also treated as shares that are present for purposes of determining the presence of a quorum. A broker nonvote occurs when a broker is present at the meeting or returns a proxy but does not have discretionary voting power to vote on a specific matter (such as non-routine proposals) and has not received voting instructions from the beneficial owner with respect to such matter. A broker has discretionary voting power (including the power to abstain) under the current rules of The New York Stock Exchange, Inc. (“NYSE”) if the proposal involves a routine matter, such as the non-contested election of directors; accordingly, broker nonvotes are not applicable in connection with this solicitation of proxies as a non-contested election of directors is the only matter expected to be considered at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth as of the close of business on June 15, 2006, information with respect to the shares of Common Stock beneficially owned by (i) the executive officers of the Company, (ii) each of the directors and director nominees of the Company, (iii) all persons known to the Company to be the beneficial owners of 5% or more thereof and (iv) all executive officers and directors as a group. To the Company’s knowledge, all persons listed have sole voting and investment power with respect to their shares, unless otherwise indicated.

	Amount of Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares (2)	Percentage of Class (3)

Joe R. Davis (4)	2,654,800	17.9%
Barclays Global Investors, NA, Barclays Global Fund Advisors (5)	1,512,572	11.0%
Hugh N. West, M.D.	185,000	1.3%
G. Christopher Colville	165,000	1.2%
James H. Limmer	55,000	*
Brady F. Carruth	62,860	*
Gary L. Forbes	40,000	*
Larry J. Alexander	12,989	*
All directors and executive officers as a group (7 persons)	3,175,649	21.1%

*                 Indicates beneficial ownership of less than 1% of the total outstanding shares of Common Stock.

(1)             In accordance with Securities and Exchange Commission (“SEC”) regulations, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of the shares, regardless of whether such person has any economic interest in the shares. In addition, a person is deemed to own beneficially any shares of which such person has the right to acquire beneficial ownership within 60 days, including upon exercise of a stock option.

(2)             The shares beneficially owned include options to purchase shares of Common Stock exercisable within 60 days of June 15, 2006, as follows:  Mr. Davis-1,100,000 shares (although certain restrictions apply to Mr. Davis’s ability to sell 600,000 of such shares that are issueable upon the exercise by Mr. Davis of certain of his stock options), Dr. West-15,000 shares, Mr. Colville-165,000 shares, Mr. Carruth-20,000 shares, Mr. Forbes-15,000 shares and Mr. Alexander-9,400 shares.

(3)             The percentage of Common Stock owned by each person has been calculated using the 13,731,148 shares outstanding as of the close of business on June 15, 2006, plus any shares issuable upon exercise of options owned by such person or group that are exercisable within 60 days of such date and deemed to be outstanding pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(4)             The address of Mr. Davis is 5858 Westheimer, Suite 200, Houston, Texas 77057.

(5)             Based on a Schedule 13G showing ownership as of December 31, 2005, filed with the SEC on January 26, 2006. The Schedule 13G indicates that Barclays Global Investors, NA had sole voting power with respect to 1,129,278 shares and sole dispositive power with respect to 1,231,379 shares of Common Stock, and that Barclays Global Fund Advisors had sole voting power with respect to 278,483 shares and sole dispositive power with respect to 281,193 shares of Common Stock. The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 45 Fremont St., 17th Floor, San Francisco, California 94105.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC and the NYSE certain reports of ownership, changes in ownership and annual statements of beneficial ownership of the Company’s Common Stock. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to the Company and/or written representations that no other reports were required, the Company believes that during the 2006 fiscal year all of the reporting persons above complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

ELECTION OF CLASS I DIRECTORS

Pursuant to the Company’s By-laws, the Board is currently comprised of six directors and is divided into three classes, with each class serving a three-year term. At each annual meeting of shareholders, one class of directors is elected for a full term of three years to succeed that class of directors whose terms are expiring. The Board currently consists of Larry J. Alexander, Brady F. Carruth, Gary L. Forbes, James H. Limmer, Hugh N. West, M.D. and Joe R. Davis, with Messrs. Alexander and Carruth constituting the Class I directors, Messrs. Forbes and Limmer constituting the Class II directors and Mr. Davis and Dr. West constituting the Class III directors. The term of the Class I directors expires at the Annual Meeting. The terms of the other two classes of directors expire at the 2007 (Class II directors) and 2008 (Class III directors) annual meetings of shareholders.

Unless contrary instructions are set forth in the proxy card, it is intended that the persons named in the proxy will vote all shares of Common Stock represented by the proxy for the election of the nominees listed below as the Class I directors, each of whom is presently a member of the Board. The two Class I directors elected at the Annual Meeting will each serve for a term expiring on the date of the annual meeting of shareholders in 2009 and until his successor has been elected and qualified or until his earlier resignation or removal. The Restated Articles of Incorporation of the Company, as amended to date, do not permit cumulative voting. The affirmative vote of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote at a meeting at which a quorum is present, is required to elect directors.

The Board has appointed a Nominating and Governance Committee and delegated to it the responsibility for evaluating candidates and recommending nominees for election to the Company’s Board of Directors. The Nominating and Governance Committee determined in its business judgment that the election of Messrs. Alexander and Carruth as the Class I directors of the Company is in the best interest of the Company and its shareholders. The Board subsequently affirmed the recommendation of the Nominating and Governance Committee. THE BOARD THEREFORE RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES, AND PROXIES THAT ARE RETURNED BUT NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

A shareholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that shareholder’s shares for one or more of the named nominees. Each of the nominees for election as Class I directors is currently serving as a director on the Board and has indicated his willingness to serve in such capacity, if elected, but should the candidacy of Messrs. Alexander and/or Carruth for any reason be withdrawn or any such nominee becomes unavailable for election, the Nominating and Governance Committee may recommend another nominee to the Board for election, in which case the persons acting under the duly executed proxies will vote for the election of the replacement nominee. Management is currently unaware of any circumstances likely to render any nominee unavailable for election.

The following sets forth information concerning each of the nominees for election to the Board and each continuing member of the Board, including their name, age, principal occupation or employment for at least the past five years and the period for which such person has served as a director of the Company.

Nominees for Election as Class I Directors

The following information is furnished regarding the Class I director nominees who, if elected, will serve on the Board until the 2009 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Larry J. Alexander retired from the San Antonio Spurs Professional Basketball Team in May 1996, where he had been Vice President — Administration and Communications since August 1994. Prior to joining the Spurs, he spent 27 years with AT&T, Inc. f/k/a SBC, Inc., a telecommunications company, where he had various responsibilities in advertising and corporate communications, most recently as Senior Vice President — External Affairs. Mr. Alexander has been a director of the Company since May 1995 and serves on the Compensation Committee. Mr. Alexander is 64 years of age.

Brady F. Carruth has been President of Gulf Coast Capital Corporation, a commercial landscaping business, since 1987 and President and Chief Executive Officer of Saratoga Financial Group, an insurance holding company, since 2001. Mr. Carruth has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating and Governance Committee. Mr. Carruth is 48 years of age.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF MESSRS. ALEXANDER AND CARRUTH AS CLASS I DIRECTORS OF THE COMPANY.

Continuing Class II Directors

The following information is furnished with respect to the Class II directors, who will continue to serve on the Board until the 2007 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Gary L. Forbes has been a Vice President of Equus II Incorporated, a public investment company, since 1991. Mr. Forbes serves on the board of directors of NCI Building Systems, Inc., a publicly traded manufacturer of prefabricated metal buildings. Mr. Forbes is a certified public accountant and has been a director of the Company since 1993. He serves on the Audit Committee and the Executive Committee and is 62 years of age.

James H. Limmer has been a partner with the law firm of Tekell, Book, Matthews & Limmer, L.L.P., in Houston, Texas, which specializes in all phases of insurance defense, since July 1973. Mr. Limmer has been a director of the Company since 1985 and serves on the Audit Committee and the Nominating and Governance Committee. Mr. Limmer is 64 years of age.

Continuing Class III Directors

The following information is furnished with respect to the Class III directors, who will continue to serve on the Board until the 2008 annual meeting of shareholders and until their respective successors are elected and qualified or until the earlier of their resignation or removal.

Joe R. Davis has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since it was founded in 1985. Mr. Davis serves on the Executive Committee and also serves on the board of directors of Carriage Services, Inc., a publicly traded death care company. Mr. Davis is 63 years of age.

Hugh N. West, M.D., was in private practice in Houston, Texas in the field of diagnostic radiology until his retirement in 1996. Dr. West has been a director of the Company since 1985 and serves on the Compensation Committee and the Nominating and Governance Committee. Dr. West is 60 years of age.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

Board of Directors and Committees

As of the date of this Proxy Statement, the size of the Board of Directors was fixed at six members, divided into three classes as described under the caption “Election of Class I Directors” above. Our Board has a standing Executive Committee, Audit Committee, Compensation Committee and Nominating and Governance Committee.

The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with the NYSE corporate governance rules.

The Company’s Corporate Governance Guidelines (the “Governance Guidelines”), in compliance with the NYSE corporate governance rules, provide that the Board shall be comprised of a majority of non-management directors that meet the independence requirements of the NYSE. The Company’s non-management directors (Messrs. Alexander, Carruth, Forbes and Limmer and Dr. West) comprise a majority of the Board and each are “independent” for purposes of Section 303A of the NYSE corporate governance rules. The Board has affirmatively determined that the non-management directors had no material business relationships with the Company and otherwise satisfied the criteria for independence of the NYSE. The Board’s determination was based primarily on the directors’ general familiarity with each other and their backgrounds, the fact that no director previously reported a change in circumstances that could affect his independence and a review and discussion of the representations made by the directors in response to various questions regarding each of their (and their family’s) employment and compensation history, affiliations and business and other relationships.

During the fiscal year ended March 31, 2006, the Board met eight times and acted by unanimous consent six times. Each of the directors attended at least 75% of the meetings of the Board and of each committee on which he served. In addition, pursuant to the Governance Guidelines, directors are expected to attend each annual meeting of shareholders. All of the directors except Mr. Carruth attended the 2005 annual meeting of shareholders.

Pursuant to the Governance Guidelines and the NYSE corporate governance rules, our non-management directors are required to meet in executive sessions held at least quarterly. The presiding director (the “Presiding Director”) of those sessions is elected by the non-management directors. The Presiding Director is also the non-management Board member appointed to receive communications from shareholders as set forth in “Shareholder Communications” below.

Executive Committee

The Executive Committee, currently consisting of Messrs. Davis and Forbes, is charged under its written charter to review and develop strategies and policies of the Company and recommend changes thereto and approve certain transactions of the Company pursuant to authority delegated by the Board. During the fiscal year ended March 31, 2006, the Executive Committee consisted of Messrs. Davis and Forbes and it met one time and acted by unanimous consent three times.

Audit Committee

The Audit Committee currently consists of Messrs. Carruth, Forbes and Limmer. The Board has determined that each such individual meets the independence and financial literacy requirements of the applicable NYSE corporate governance rules and SEC rules and regulations. The Board has also determined that Mr. Forbes qualifies as the Audit Committee “financial” expert as defined in Item 401(h) of Regulation S-K of the Exchange Act.

In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Audit Committee is charged under its written charter to, among other things, assist the Board in its oversight of maintaining the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence, selection, compensation and performance of the registered independent public accounting firm engaged to conduct the external audit of the Company, and the performance of the Company’s internal audit function. The Audit Committee is also responsible for preparing an audit committee report as required by the SEC for inclusion in the proxy statement for the annual meeting of shareholders. During the fiscal year ended March 31, 2006, the Audit Committee consisted of Messrs. Carruth, Forbes and Limmer and it met five times and acted by unanimous consent two times.

Compensation Committee

The Compensation Committee currently consists of Mr. Alexander and Dr. West, each of whom have been determined by our Board to meet the independence requirements of the NYSE corporate governance rules. In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Compensation Committee is charged under its written charter with, among other things, determining the compensation of directors and executive officers and administering the Consolidated Graphics, Inc. Long-Term Incentive Plan, as amended (the “Incentive Plan”). The Compensation Committee is also responsible for preparing a compensation committee report as required by the SEC for inclusion in the proxy statement for the annual meeting of shareholders. During the fiscal year ended March 31, 2006, the Compensation Committee consisted of Mr. Alexander and Dr. West and it met four times and acted by unanimous consent eight times.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of Messrs. Carruth and Limmer and Dr. West, each of whom have been determined by our Board to meet the independence requirements of the NYSE corporate governance rules. In addition to certain duties that may be prescribed by the NYSE corporate governance rules and SEC rules and regulations, the Nominating and Governance Committee is charged under its written charter with, among other things, assisting the Board in identifying individuals qualified to become Board members, evaluating and recommending for Board selection director nominees for election at each annual meeting of shareholders and generally assisting with filling Board vacancies, reviewing committee structures and member composition and developing and recommending to the Board any changes to the Governance Guidelines and the Company’s Corporate Code of Ethics. During the fiscal year ended March 31, 2006, the Nominating and Governance Committee consisted of Messrs. Carruth and Limmer and Dr. West and it met one time and acted by unanimous consent two times.

Director Nomination Process

The Nominating and Governance Committee assists the Board by identifying, evaluating and recommending for Board affirmation potential candidates for election to the Board of Directors at each annual meeting of the Company’s shareholders.

Pursuant to its charter, the Nominating and Governance Committee considers NYSE requirements and other factors such as knowledge of the Company and the printing industry, business experience, and any prior service as a Board member, with no one or more of these factors being deemed to be minimum criteria for qualification or more important than other factor, that the Nominating and Governance Committee may take into account in their discretion. The Nominating and Governance Committee considers candidates for election to the Board based on the recommendation of the Chairman of the Board and, if so requested, by the Company’s shareholders in the manner set forth below under “Shareholder Nominations for Directors”. If necessary, the Nominating and Governance Committee may independently seek candidates and has the authority to retain and compensate consulting firms in connection with that search process. Director candidates identified by the Chairman of the Board, the shareholders or the Nominating and Governance Committee itself will be evaluated in the same manner and on the same basis by the Nominating and Governance Committee. For purposes of the election of Class I directors at the Annual Meeting, the Nominating and Governance Committee reviewed the recommendation from Mr. Davis, the current Chairman of the Board, that Messrs. Alexander and Carruth be considered for re-election as Class I directors. No director candidates were submitted by shareholders for the Nominating and Governance Committee’s consideration. Based on the Nominating and Governance Committee’s evaluation of the qualifications of such nominees, taking into consideration the factors described above and relevant elements from the Board’s annual self-assessment, the Nominating and Governance Committee recommended to the Board that Messrs. Alexander and Carruth be nominated for re-election to the Board, which the Board subsequently affirmed.

Shareholder Nominations for Directors

Pursuant to our By-laws, shareholders of the Company may nominate director candidates for election at the annual meeting of shareholders. To be properly brought for consideration at the annual meeting such nominations must comply with the requirements described under the caption “Shareholder Proposals” below, and must be accompanied by the following information:

•                  the name of the nominee and the address and principal occupation or employment of such nominee;

•                  description of all arrangements or understandings between the shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•                  the written consent of each nominee to serve if so elected;

•                  any other information related to such person that is required to be disclosed in a proxy statement soliciting proxies for election of directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act; and

•                  the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially by such shareholder(s).

Alternatively, shareholders of the Company may submit director nominees for consideration by the Nominating and Governance Committee in connection with its annual process of evaluating candidates for filling vacancies created by expiring terms of director classes. Such nominations may be submitted to the Nominating and Governance Committee, c/o Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Ste. 200, Houston, Texas 77057, should be submitted no later than May 5, 2007 and must include the information set forth above with respect to director nominations by shareholders. As stated above, any such nominations will be evaluated by the Nominating and Governance Committee in the same manner and on the same basis as all other nominees.

Shareholder Communications

Shareholders wishing to communicate with the non-management directors of the Board may contact the then Presiding Director in the manner set forth on our website. Our Presiding Director presides at the regularly scheduled meetings of our non-management directors and is authorized to act on behalf of such directors in accordance with our Governance Guidelines. Currently, our Presiding Director is Gary L. Forbes who may be contacted c/o Equus II Incorporated, at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Availability of Certain Committee Charters and Other Information

The charters for our Audit, Compensation, Nominating and Governance and Executive Committees, as well as the Company’s Governance Guidelines and Corporate Code of Ethics, can all be accessed, free of charge, on our website (www.cgx.com) under “Investor Relations - Governance.”  We intend to disclose on our website any changes to or waivers from the Corporate Code of Ethics that are also required under SEC rules and regulations to be disclosed under Item 5.05 of Form 8-K. We will also provide printed copies of these materials to any shareholder upon request to Consolidated Graphics, Inc., Attn:  Secretary, 5858 Westheimer, Suite 200, Houston, Texas 77057. The information on our website (other than information in the documents we file with the SEC that is expressly incorporated) is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

We also make available on our website, free of charge, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports, as well as other documents that we file with or furnish to the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are so filed with, or so furnished to, the SEC.

AUDIT COMMITTEE REPORT

The Audit Committee has been appointed by the Board to, among other things, assist it in fulfilling its responsibility to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence, selection, compensation and performance of the Company’s registered independent public accounting firm, and the performance of the Company’s internal audit function. The Audit Committee operates under a written charter adopted by the Board and reviewed annually by the Audit Committee. The Audit Committee has furnished the following report for 2006:

“Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for performing the audits of the consolidated financial statements in accordance with generally accepted auditing standards, the effectiveness of the Company’s internal controls over financial reporting and management’s assessment thereof.

“Management has represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed with management and KPMG LLP, the Company’s independent auditors, the Company’s audited financial statements as of and for the year ended March 31, 2006. The Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 (Communications with Audit Committees) and SAS 90 (Audit Committee Communications), as amended and currently in effect. The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as currently in effect. The Committee has also considered the compatibility of the provision of non-audit services with the independent auditor’s independence.

“Management has also represented to the Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Committee has reviewed and discussed with management and KPMG LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting.

“Based on the reports and discussions described in this report, the Committee recommended to the Board of Directors of the Company that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006 for filing with the Securities and Exchange Commission.”

The Audit Committee members:	Gary L. Forbes, Chairman	Brady F. Carruth	James H. Limmer

EXECUTIVE OFFICERS

The names, ages, position and other information with respect to our executive officers are set forth below.

Name	Age	Position
Joe R. Davis	63	Chief Executive Officer

G. Christopher Colville	48	Executive Vice President, Chief Financial and Accounting Officer and Secretary

Joe R. Davis has served as Chief Executive Officer and Chairman of the Board of Directors since the Company was founded in 1985. Please refer to the caption “Election of Class I Directors — Continuing Class III Directors” above for additional information with respect to Mr. Davis’ background and experience.

G. Christopher Colville has served as Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company since March 2002. From October 2000 to February 2002, Mr. Colville served as Managing Director at Murphy Noell Capital, LLC, an investment banking firm. Mr. Colville was previously employed by the Company from September 1994 to September 2000 and held various executive positions, including Executive Vice President — Mergers and Acquisitions, Chief Financial Officer and Secretary. Mr. Colville is a certified public accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer (“CEO”) and the other most highly compensated executive officers, as determined by our Board in its business judgment, employed by the Company during the fiscal year ended March 31, 2006, for the fiscal years ended March 31, 2006, 2005 and 2004.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)	Shares Underlying Options
Joe R. Davis.	2006	$445,321	$409,050	350,000
Chairman of the Board and Chief	2005	400,000	250,000	50,000
Executive Officer	2004	400,000	—	50,000

G. Christopher Colville	2006	$250,000	$200,000	25,000
Executive Vice President, Chief	2005	250,000	150,000	25,000
Financial and Accounting Officer and Secretary	2004	250,000	65,000	50,000

(1)          Bonuses relate to the period for which services are rendered and are paid after the end of such period.

Options Granted in Fiscal 2006. The following table shows, for the fiscal year ended March 31, 2006, all grants of options to acquire shares of Common Stock granted to the executive officers named in the Summary Compensation Table above under the Incentive Plan.

Options Granted
in Fiscal Year Ended March 31, 2006

	Number of Securities Underlying Options	% of Total Options Granted in	Exercise or Base Price		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name of Officer	Granted (1)	Fiscal Year	($/share) (2)	Expiration Date	5%	10%
Joe R. Davis
February 8, 2006	50,000	10.0%	$50.84	February 8, 2016	$1,598,650	$4,051,293
February 13, 2006	300,000	60.0%	$50.90	February 13, 2016	$9,603,221	$24,336,447
G. Christopher Colville
March 1, 2006	25,000	5.0%	$51.07	March 1, 2016	$802,941	$2,034,811

(1)          The options granted to Mr. Davis in fiscal 2006 were fully vested on February 13, 2006 pursuant to the terms of Mr. Davis’ employment agreement; however, certain restrictions apply to Mr. Davis’ ability to sell the underlying shares of Common Stock related to such stock options. One-fifth of the options granted to Mr. Colville become exercisable at each of the first, second, third, fourth and fifth anniversary of the grant dates, subject to certain events of acceleration pursuant to the terms of Mr. Colville’s employment agreement. See the caption “Agreements with Executive Officers” below.

(2)          The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the grant dates.

(3)          The potential realizable value through the expiration date of options has been determined on the basis of the per share market price at the time the options were granted, compounded annually through the expiration date of the options, net of the exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Common Stock.

Stock Options Exercised and Year-End Values Table. The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to stock options exercised during the fiscal year ended March 31, 2006, and the unexercised options to purchase Common Stock granted under the Incentive Plan and held as of March 31, 2006.

Aggregate Options Exercised in Fiscal 2006
and Value of Options at March 31, 2006

			Number of Securities Underlying Unexercised Options Held at March 31, 2006		Value of Unexercised In-the-Money Options at March 31, 2006 (1)
Name of Officer	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Joe R. Davis	—	—	1,100,000	—	$18,140,750	$—
G. Christopher Colville	15,000	$394,550	165,000	110,000	$5,178,300	$1,934,250

(1)          Options are “in-the-money” if the closing market price of the Common Stock exceeds the exercise price of the options. The value of unexercised options represents the difference between the exercise price of such options and the closing market price of the Common Stock on March 31, 2006, which was $52.12.

INCENTIVE PLAN

The Board and the shareholders of the Company have previously approved the adoption of the Incentive Plan. Pursuant to the Incentive Plan, as subsequently amended, employees and directors of the Company are eligible to receive awards consisting of stock options, stock appreciation rights (“SARS”), restricted or nonrestricted stock or stock units, cash or any combination of the foregoing. To date, long-term incentive compensation has been awarded only in the form of stock options and restricted stock units. Stock options granted pursuant to the Incentive Plan may either be incentive stock options within the meaning and subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options.  An aggregate of 2,328,138 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan as of March 31, 2006. Of these reserved shares, option awards covering 1,924,459 shares (with a weighted average exercise price of $33.88) were outstanding and 403,679 shares were available for future awards at March 31, 2006.

The Compensation Committee administers the Incentive Plan and, subject to the provisions thereof, is authorized by the Board to (i) determine the type or types of awards made to each participant and the terms, restrictions, conditions and limitations applicable to each award, such as exercise price, vesting period, forfeiture provisions, expiration date and other material conditions, (ii) interpret the Incentive Plan, (iii) grant waivers of restrictions thereunder and (iv) adopt such rules and regulations as it may deem necessary or appropriate in keeping with the objectives of the Incentive Plan, provided that the provisions of Section 422 of the Code governing the issuance of incentive stock options shall not be overridden.

AGREEMENTS WITH EXECUTIVE OFFICERS

On February 13, 2006, Mr. Davis entered into a new Employment Agreement (the “New Agreement”) to continue serving as the Chief Executive Officer of the Company through March 31, 2011. Under the terms of the New Agreement, Mr. Davis is entitled to receive an annual salary of $750,000 and an annual bonus, determined by reference to certain Company financial performance measures, not to exceed $750,000. Mr. Davis also received a one-time grant on February 13, 2006 of fully vested stock options to purchase 300,000 shares of Common Stock at an exercise price of $50.90 per share, subject to certain restrictions on the sale of the underlying shares of Common Stock relating to such stock options during, and in certain circumstances after, the termination of the employment period, and beginning on April 1, 2006, Mr. Davis receives annual restricted stock unit awards of at least 12,500 shares of Common Stock or such greater number as may be determined by dividing $500,000 by the then current stock price, subject to certain vesting provisions. In addition, pursuant to the terms of the New Agreement, stock options to purchase 300,000 shares of Common Stock previously granted to Mr. Davis, including a grant on February 8, 2006 of stock options to purchase 50,000 shares of Common Stock at an exercise price of $50.84, were fully vested subject to the imposition of certain restrictions on the sale of the underlying shares of Common Stock during, and in certain circumstances after the termination of, the employment period. If the New Agreement terminates because of Mr. Davis’ death, disability or resignation for good reason (as defined) or is terminated by the Company without cause, then the Company will be obligated to (1) pay to Mr. Davis or to his estate (i) a lump sum payment in an amount equal to his remaining base salary for the period from termination through March 31, 2011 and (ii) the bonus to which Mr. Davis would have been entitled at the end of the year in which the termination took place, (2) accelerate to the date of termination the vesting of all restricted stock units held by Mr. Davis and (3) remove all remaining restrictions on the sale of shares of Common Stock underlying certain stock options held by Mr. Davis. If the New Agreement terminates because of Mr. Davis’ resignation without good reason or is terminated by the Company with cause, then (1) the Company will be obligated to pay to Mr. Davis (i) a lump sum payment in an amount equal to his remaining base salary through the date of termination and (ii) any other amounts earned, accrued or owing to Mr. Davis through the date of termination, (2) the Company’s obligation to remove the restrictions on the sale of shares of Common Stock underlying certain stock options held by Mr. Davis shall be suspended as of the date of the termination until March 31, 2011, at which time, such restrictions shall be removed, and (3) the Company will accelerate to the date of termination the vesting of all restricted stock units held by Mr. Davis, provided that Mr. Davis will be restricted from selling the underlying shares of Common Stock issued pursuant to such concurrently vested restricted stock units until March 31, 2011. Mr. Davis’ agreement also contains restrictions on his ability to compete or interfere with the business of the Company during the employment period and for certain periods thereafter.

Mr. Colville has entered into an Employment Agreement with the Company to serve as the Executive Vice President, Chief Financial and Accounting Officer and Secretary of the Company through March 1, 2007. Under its terms, Mr. Colville was granted an option to purchase 200,000 shares of Common Stock and is entitled to receive an annual salary of $250,000 and an annual option grant to purchase 25,000 shares of Common Stock at the per share market price on the date of each such grant. Mr. Colville is also eligible to receive under the terms of his agreement an annual bonus determined in the discretion of the Compensation Committee. Mr. Colville’s agreement also contains restrictions on his ability to compete or interfere with the business of the Company during the employment period and for certain periods thereafter.

The Company has also entered into Change in Control Agreements with Messrs. Davis and Colville. Under the terms of their agreements, including an amendment thereto in Mr. Davis’ case, if at any time during the two-year period following a change in control (as defined therein) of the Company either of the above named individuals dies, is terminated without cause or resigns under certain circumstances, then such terminated or resigning individual (or their estate in the event of death) would be entitled to receive, in the case of Mr. Davis, a lump sum payment equal to three times the sum of his annual salary (as described above) plus the bonus most recently paid or then owed to Mr. Davis and, in the case of Mr. Colville, a lump sum payment equal to two times the sum of his annual salary plus his highest bonus received in the three calendar years preceding the change in control. Each executive would continue to receive any employee welfare benefits he was receiving prior to such time for the remaining portion of the two-year period following a change in control. Additionally, any unvested equity-based grants held by Messrs. Davis and Colville will become fully vested and immediately exercisable or convertible, as the case may be, upon the occurrence of a change in control of the Company. In addition, the restrictions on Mr. Davis’ ability to compete or interfere with the business of the Company are eliminated upon the occurrence of a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with each director, including Mr. Davis, and an executive officer, Mr. Colville, which provides, among other things, that the Company will indemnify such persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as an officer or director of the Company, and otherwise to the fullest extent permitted under Texas law and the Company’s By-laws.

DIRECTOR COMPENSATION

Each non-management director is paid $250 for each meeting attended and each action taken by unanimous consent of the Board or committees thereof. All directors are reimbursed for any expenses incurred in attending such Board or committee meetings. No awards were granted under the Incentive Plan to the non-management directors in the 2006 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the 2006 fiscal year, no member of the Compensation Committee was or formerly had been an officer or employee of the Company or any of its affiliates. Also, during the 2006 fiscal year, no executive officer of the Company served on the compensation committee or the board of directors of any other entity which employed as an executive officer, or was otherwise affiliated with, one of the members of the Company’s Board or of its Compensation Committee. Throughout the 2006 fiscal year, the Compensation Committee consisted of Mr. Alexander and Dr. West.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has been appointed by the Board to, among other things, assist the Board in fulfilling its responsibility to review compensation of directors and executive officers and administer the Incentive Plan. The Compensation Committee operates under a written charter adopted by the Board and reviewed annually by the Compensation Committee. The Compensation Committee consists entirely of independent directors in accordance with the NYSE corporate governance rules and the Governance Guidelines. The Compensation Committee has furnished the following report for 2006:

“Compensation Philosophy and Components. The Committee’s philosophy on executive compensation is to enable the Company to employ, retain and reward executives capable of leading the Company in creating and preserving strong financial performance, increasing the assets of the Company through acquisitions, positioning the Company’s assets and business operations for long-term growth opportunities, and enhancing shareholder value. The executive compensation strategy is intended to provide an overall level of compensation that the Committee believes, based on its own judgment and experience, is competitive with levels of compensation provided by companies deemed by the Committee to be comparable for compensation purposes.

“The primary components of the Company’s executive compensation strategy are annual cash compensation (salary and bonuses) and long-term incentive compensation (stock options and restricted stock units).

“Salary and bonuses. Executive officer cash compensation is maintained at levels that the Committee believes, based upon its own judgment and experience, as well as the advice of consultants as deemed necessary and appropriate, are fair and reasonable in the circumstances and competitive in the marketplace.

“Stock options and restricted stock units. Stock option grants and restricted stock unit awards are deemed by the Committee to be an appropriate form of long-term incentive compensation necessary to encourage the continuing commitment of the executive officers to the future financial success and growth of the Company in direct alignment with the interests of the shareholders, and to also be fair and reasonable in the circumstances and competitive in the marketplace.

“Section 162(m) Deduction Limit. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to its executive officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Under the terms of his employment agreement, Joe R. Davis, Chief Executive Officer of the Company, may become eligible to receive compensation which may not be fully-deductible as an expense by the Company. This possibility was taken into account by the Committee in connection with its consideration of an overall fair and reasonable compensation package for Mr. Davis pursuant to the negotiation of the new employment agreement discussed below.

“Chief Executive Officer Compensation. In connection with the negotiation in fiscal 2006 of a new employment agreement with Mr. Davis for his continued service as Chief Executive Officer of the Company, the Committee engaged a nationally recognized executive compensation consulting firm to provide a study reviewing the types and amounts of compensation paid to the chief executive officers of various public companies deemed to be generally comparable to the Company based on such factors as industry, size and growth strategy. No one factor was deemed to be of relatively more importance than any other. Over several weeks the Committee variously met with and without its consultant to review, discuss and analyze selected data, met with Mr. Davis and other management of the Company to develop proposed terms and conditions of a new employment agreement, and met and discussed matters pertaining to such employment agreement with the other members of the Company’s Board of Directors. The Committee also engaged counsel to provide legal advice and draft the new employment agreement and a related amendment to Mr. Davis’ existing change in control agreement.

“Based on the foregoing efforts, the Committee determined that the overall compensation package established for Mr. Davis was fair and reasonable in the circumstances and also in the best interest of the Company and its stockholders and recommended to the Board that such employment agreement and the related amendment to Mr. Davis’ change in control agreement be approved. These agreements were so approved and entered into by the Company and Mr. Davis in February 2006.

“In fiscal 2006, Mr. Davis was paid a salary of $445,321, and was granted options to purchase 350,000 shares of common stock pursuant to the terms of both his previous and new employment agreements. In addition, Mr. Davis received bonus compensation of $409,050, determined pursuant to a formula based on the Company’s financial performance as set forth in Mr. Davis’ new employment agreement.

“The Committee also approved bonus compensation of $200,000 proposed by Mr. Davis for Mr. Colville, based on factors deemed relevant by the Committee in its business judgment, including, among other things, the Company’s 2006 financial performance and shareholder return, completion of a strategically important acquisition, assistance to the Board on a variety of matters undertaken for consideration in 2006 and the Company’s efficiency in meeting its obligations under the Sarbanes-Oxley Act of 2002.”

The Compensation Committee members:	Larry J. Alexander, Chairman	Hugh N. West, M.D.

STOCK PRICE PERFORMANCE GRAPH

The following performance graph and table compare the cumulative return on the Company’s Common Stock against the cumulative total return of (i) the S&P 500 Index, (ii) the S&P SmallCap 600 Index and (iii) the S&P 1500 Commercial Printing Index. The Company is a component of both the S&P SmallCap 600 and the S&P 1500 Commercial Printing Indices. The graph assumes (i) the reinvestment of dividends, if any, and (ii) the value of the investment of the Company’s Common Stock and each index to have been $100 at March 31, 2001. The historical performance of the Company’s Common Stock reflected below is not necessarily indicative of the Common Stock’s future performance.

	Years Ended March 31,
	2001	2002	2003	2004	2005	2006
CONSOLIDATED GRAPHICS INC	100	159.20	134.48	307.60	420.80	416.96
S&P 500 INDEX	100	100.24	75.42	101.91	108.73	121.48
S&P 1500 COMMERCIAL PRINTING INDEX	100	132.32	92.12	136.54	146.37	150.24
S&P SMALLCAP 600 INDEX	100	121.97	91.71	143.51	162.28	201.34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended March 31, 2006, KPMG LLP served as the Company’s independent registered public accounting firm. Representatives of KPMG LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. While the Audit Committee has not yet selected the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007, the Company anticipates that KPMG LLP will again be selected for this purpose.

Principal Accounting Fees and Services

The following table presents fees for all professional services rendered to the Company by KPMG LLP for the years ended March 31, 2006 and 2005.

	Year Ended March 31,
	2006	2005
Audit fees (1)	$800,000	$621,800
Audit related fees (2)	—	7,200
Tax fees (3)	—	—
All other fees (4)	3,000	3,000
Total	$803,000	$632,000

(1)          Audit fees: Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s annual report on Form 10-K, for the review of the interim condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, for the audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and other services that are normally provided in connection with statutory and regulatory filings.

(2)          Audit related fees: Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, specifically, additional attest services that are not required by statute or regulation.

(3)          Tax fees: Consists of fees billed for professional services related to miscellaneous tax compliance, consulting and planning.

(4)          All other Fees: Consists of fees billed for online software used for accounting research by the Company.

Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for, among other things, appointing, setting compensation, and overseeing the work of the Company’s independent registered public accounting firm. As of the date of this proxy statement, the Audit Committee has not established any pre-approval policies with respect to any audit or non-audit services of the Company’s independent registered public accounting firm, KPMG LLP; accordingly, the practice of the Company is to obtain advance approval from the Audit Committee for each discrete service proposed to be provided by KPMG LLP.

SHAREHOLDER PROPOSALS

If you want to submit a proposal, including candidate(s) for election to the Board of Directors, for consideration by the shareholders at the 2007 annual meeting of shareholders, we must receive such proposal no later than March 7, 2007 in order for it to be included the respective proxy statement pursuant to the Exchange Act rules; otherwise, proposals to be presented in person at the annual meeting, but not included in the proxy statement, must be received by us no earlier than April 5, 2007 and no later than May 5, 2007 to be considered timely pursuant to our By-laws. All proposals must be submitted in writing to our Corporate Secretary, Consolidated Graphics, Inc., 5858 Westheimer, Suite 200, Houston, Texas 77057 and must fully comply with the specific procedural requirements set forth in our By-laws, the rules of the Exchange Act and other applicable SEC rules and regulations. If you would like a copy of the procedural requirements with respect to shareholder proposals, please contact our Corporate Secretary for a copy of our By-laws.

BUSINESS TO BE TRANSACTED

The Company did not receive any proposals from any shareholder for consideration at the Annual Meeting, and management does not presently intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

HOUSEHOLDING MATTERS

Each year in connection with the annual meeting of shareholders, we are required to send to each shareholder of record a proxy statement and annual report, and to arrange for a proxy statement and annual report to be sent to each beneficial shareholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some shareholders hold shares of the Company’s Common Stock in multiple accounts, this process results in duplicate mailings of proxy statements and annual reports to shareholders who share the same address. Shareholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:

Shareholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

Beneficial Shareholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other shareholders who share an address with you. If you currently receive more than one proxy statement or annual report at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report, as applicable, for each shareholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional proxy statements or annual reports. If you wish to receive a separate copy of the proxy statement or annual report for each shareholder sharing your address in the future, you may contact the Corporate Secretary of the Company by mail at 5858 Westheimer, Suite 200, Houston, Texas 77057 or by telephone at (713) 787-0977.

OTHER INFORMATION

The cost of solicitation of proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for reasonable charges and expenses normal for such services. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission without additional compensation.

The Annual Report to Shareholders, containing the audited consolidated financial statements of the Company for the fiscal year ended March 31, 2006, accompanies this Proxy Statement, but is not a part thereof.

A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT THE ACCOMPANYING EXHIBITS, AS FILED WITH THE SEC WILL BE MADE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CONSOLIDATED GRAPHICS, INC., ATTENTION: SECRETARY, 5858 WESTHEIMER, SUITE 200, HOUSTON, TEXAS 77057. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE REASONABLE COSTS OF FURNISHING THE SAME. THESE DOCUMENTS MAY ALSO BE ACCESSED THROUGH THE COMPANY’S WEB SITE AT WWW.CGX.COM.

/s/ G. Christopher Colville

G. Christopher Colville
Secretary

2006 ANNUAL MEETING OF SHAREHOLDERS OF

CONSOLIDATED GRAPHICS, INC.

August 3, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect two Class l directors to serve on the Company’s Board of Directors for terms of three years and until their successors are duly elected and qualified or until the earlier of their resignation or removal.		2.	To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.
NOMINEES:

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED “FOR ALL NOMINEES” ON PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

☐	FOR ALL NOMINEES	O O	Larry J. Alexander Brady F. Carruth
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:•

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that  changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder                                           Date                         Signature of Shareholder                                           Date

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CONSOLIDATED GRAPHICS, INC.

Proxy Solicited on Behalf of Board of Directors

2006 Annual Meeting of Shareholders to be held Thursday, August 3, 2006

The undersigned hereby appoints Joe R. Davis and G. Christopher Colville, jointly and severally, proxies with full power of substitution and resubstitution and with discretionary authority to represent and to vote, in accordance with the instructions set forth on the reverse, all shares of Common Stock which the undersigned is entitled to vote at the 2006 Annual Meeting of Shareholders of Consolidated Graphics, Inc. to be held at The Houstonian, 111 N. Post Oak Lane, Houston, Texas 77024, on Thursday, August 3, 2006 at 5:00 p.m., Central Time, and any postponement(s) or adjournment(s) thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote “FOR ALL NOMINEES” on Proposal 1 (the election of Class l directors). In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

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